UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: July 17, 2003

DOCUMENTUM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27358	95-4261421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

6801 Koll Center Parkway, Pleasanton, California (Address of principal executive offices)	94566-7047 (Zip Code)

Registrant’s telephone number, including area code (925) 600-6800

N/A

(Former name or former address, if changed since last report.)

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
Item 9. REGULATION FD DISCLOSURE
Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)	EXHIBITS.

99.1	Press release announcing financial results for the quarter ended June 30, 2003.

99.2	Press release announcing financial results for the quarter ended March 31, 2003.

99.3	Slide presentation of web-cast of financial results for the quarter ended March 31, 2003.

Item 9. REGULATION FD DISCLOSURE

     This current report on Form 8-K, including all exhibits hereto, is being furnished to report information pursuant to Item 12 – Results of Operations and Financial Condition. See Item 12 below. The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 17, 2003, Documentum issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

     On April 17, 2003, Documentum issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.2 and a copy of a slide presentation which was included as part of a web-cast held on April 17, 2003 is attached as Exhibit 99.3 to this current report on Form 8-K and is incorporated by reference herein.

     The non-GAAP financial measures used in these exhibits exclude the impact of charges related to amortization of certain intangible assets, deferred stock-based compensation and restructuring charges. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company’s management refers to these non-GAAP financial measures, such as non-GAAP net income and diluted earnings per share, in making operating decisions because they provide meaningful supplemental information regarding the Company’s operational performance.

     In addition, these non-GAAP financial measures facilitate management’s internal comparisons to the Company’s historical operating results and comparisons to competitors’ operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency to the supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time. Investors are encouraged to review the reconciliation of the non-GAAP financial measures used in these exhibits to their most directly comparable GAAP financial measure as provided with the financial statements attached to these exhibits.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOCUMENTUM, INC

/s/ Sayed M. Darwish

Sayed M. Darwish
Vice President, General Counsel and Secretary

Date: July 17, 2003

DOCUMENTUM, INC.

Current Report on Form 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release announcing financial results for the quarter ended June 30, 2003.

99.2	Press release announcing financial results for the quarter ended March 31, 2003.

99.3	Slide presentation of web-cast of financial results for the quarter ended March 31, 2003.